Semiannual Report

Florida
Intermediate
Tax-Free Fund

August 31, 2001

T. Rowe Price



TABLE OF CONTENTS
--------------------------------------------------------------------------------

Highlights                                                          1

Portfolio Manager's Report                                          2

Economy and Interest Rates                                          2

Market News                                                         3

Portfolio Strategy                                                  4

Outlook                                                             5

Performance Comparison                                              7

Financial Highlights                                                8

Statement of Net Assets                                             9

Statement of Operations                                            13

Statement of Changes in Net Assets                                 14

Notes to Financial Statements                                      15


UPDATES AVAILABLE

For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.


Highlights

o Municipal bonds performed well in the last six months as stocks and the economy weakened and the Federal Reserve slashed short-term interest rates.

o The Florida Intermediate Tax-Free Fund outpaced its Lipper benchmark in the 6- and 12-month periods ended August 31, 2001.

o The fund's duration and credit quality were unchanged in the last six months, but we increased the portfolio's diversification by shifting assets to different sectors.

o Bonds in general and municipals in particular should fare well against a backdrop of stagnant or possibly negative economic growth.


Performance Comparison
--------------------------------------------------------------------------------

Periods Ended 8/31/01                             6 Months            12 Months
--------------------------------------------------------------------------------

Florida Intermediate
Tax-Free Fund                                         3.89%                8.84%

Lipper Florida Intermediate
Municipal Debt Funds Average                          3.82                 8.18



Price and Yield
--------------------------------------------------------------------------------

                                                   2/28/01              8/31/01
--------------------------------------------------------------------------------

Price Per Share                            $         10.76      $         10.94

Dividends Per Share

For 6 months                                          0.23                 0.23

For 12 months                                         0.47                 0.46

30-Day Dividend Yield*                                4.28%                4.16%

30-Day Standardized Yield
to Maturity                                           3.53                 3.25

* Dividends earned for the last 30 days of each period indicated are annualized and divided by the fund's net asset value per share at the end of the period.


Portfolio Manager's Report
--------------------------------------------------------------------------------

Municipal bonds quietly posted superior total returns during the six months ended August 31, 2001, amid economic weakness, stock market turmoil, and aggressive interest rate reductions by the Federal Reserve. Most segments of the municipal bond market generated strong gains, including intermediate-term Florida bonds.


Economy and Interest Rates

     Economic news was not encouraging during the past six months. As corporations worked through excess inventory and capacity, business spending remained depressed, and GDP growth slowed to a 0.2% annual rate during 2001's second quarter. Many economists suggested that only resilient consumer spending was sparing the economy from outright recession, commonly defined as two consecutive quarters of negative GDP growth.


Municipal Bond and Note Yields
--------------------------------------------------------------------------------

                     30-Year                    5-Year                   1-Year
                         AAA                       AAA                      AAA
                     General                   General                  General
                  Obligation                Obligation               Obligation

8/31/00                 5.50                      4.43                     4.30

                        5.61                      4.53                     4.35

                        5.52                      4.48                     4.40

                        5.43                      4.46                     4.40

12/00                   5.16                      4.15                     4.00

                        5.17                      3.84                     3.40

                        5.15                      3.86                     3.30

                        5.13                      3.73                     3.05

4/01                    5.32                      3.94                     3.05

                        5.27                      3.78                     2.80

                        5.22                      3.73                     2.60

                        5.06                      3.56                     2.65

8/31/01                 4.95                      3.30                     2.45

Source: T. Rowe Price Associates


     The Federal Reserve was quick to respond to the economy's weakness, cutting the federal funds target rate seven times during the first eight months of 2001, from 6.5% to 3.5%. (After our reporting period and following the terrorist attacks on September 11, the Fed lowered the fed funds rate to 3%.) A benign inflation environment, assisted by falling oil and other commodity prices, gave the Fed significant freedom to cut rates very aggressively.

     Municipal bond yields declined in the last six months and ended the period at lows last seen in late 1998 and early 1999. As shown in the graph, intermediate-term interest rates fell more than long-term but less than short-term. As rates fell, investors were drawn to the higher yields on longer-term and lower-quality offerings.

     Poor performance by equities significantly increased investor demand for municipal bonds in the last six months. Even though supply nationwide was up by 40% over last year, rising demand-municipal bond fund inflows exceeded $600 million per week in July and $500 million per week in August-still pushed prices up and yields down.


--------------------------------------------------------------------------------
The devastating attack on U.S. lives and institutions on September 11, 2001, following our reporting period, will have a profound, long-lasting impact on all Americans. We are deeply saddened and outraged by this tragedy and offer our sincere condolences to all those who have been personally affected by it. Please check the Outlook section of this letter for our views on how the attack is likely to affect the municipal bond market.


MARKET NEWS

     Florida's economy continued to perform well despite the nation's economic slowdown, and the state's taxable retail sales remained healthy. At the end of June 2001, year-over-year taxable retail sales increased by about 1.8%, exceeding $21.6 billion. Florida's unemployment rate remained low at just 3.9% versus the national rate of 4.9%, bucking expectations that the state's steady employment expansion in the last decade would end in fiscal 2001. Housing starts remained high but are slightly below their April peak.

     From a financing standpoint, Florida's revenue structure is narrowly based, relying on its sales and use tax for more than 84% of its general fund revenues. Through March 2001, the state's general revenue estimates were slightly below its original forecast due to lower-than-expected revenue from corporate income taxes. However, the state ended fiscal 2000 with a slight surplus of around $521 million, bringing its unreserved general fund balances to about $2.2 billion, or 14.2% of expenses. The state's net debt profile remains low at just $883 per capita. From January to August 2001, Florida's state and local governments issued approximately $9.9 billion of debt, an increase of over 32% from the previous year. Debt issuance in 2001 has been for a wide variety of public purposes, including transportation, housing, education, health care, and utilities.

     Florida's Intangible Personal Property Tax rate has been declining in the last two years, and there were expectations that the tax would be eliminated in 2002. However, the weakening of the economy has slowed the pace of the phaseout. At present, the current rate is one dollar per $1,000 of taxable value, but a new law will raise exemption amounts for individuals and create a new exemption for businesses beginning next year. As a result, demand for Florida bonds could decrease, but not as much as might have been the case.


PORTFOLIO STRATEGY

     As shown in the table on page 1, your fund fared better than its Lipper benchmark in both the 6- and 12-month periods ended August 31, 2001. Six-month performance was driven by $0.23 of dividend income and an $0.18 increase in the fund's net asset value (NAV), while 12-month results were derived almost equally from dividend income ($0.46) and NAV appreciation ($0.44).


Portfolio Characteristics
--------------------------------------------------------------------------------

                                                    2/28/01              8/31/01
--------------------------------------------------------------------------------

Weighted Average
Maturity (years)                                       7.2                  7.8

Weighted Average Effective
Duration (years)                                       4.9                  4.9

Weighted Average Quality*                               AA                   AA

* Based on T. Rowe Price research.


     The fund's 30-day dividend yield slipped from 4.28% to 4.16% in the last six months, reflecting the strong environment for bonds and the general drop in interest rates. While tax-exempt bond yields are dipping to levels not seen since 1998, they still present an attractive fixed-income alternative for Florida investors, especially those in high tax brackets. At the end of August, the fund's 4.16% dividend yield was equivalent to a taxable yield of about 6.50% for investors in the 36% federal tax bracket.

     As mentioned earlier, intermediate-term interest rates fell less than short-term rates in the last six months. Seven-year general obligation yields, for example, declined 30 basis points, but three-year rates dropped 70 basis points. (One hundred basis points equal one percentage point.) As a result, shorter-term bonds outperformed longer-term securities, and the yield curve-a graphic depiction of the relationship between bond yields and maturities-continued to steepen.


Top 5 Sectors
--------------------------------------------------------------------------------

                                                Percent of           Percent of
                                                Net Assets           Net Assets
                                                   2/28/01              8/31/01
--------------------------------------------------------------------------------

Dedicated Tax Revenue                                   25%                  24%

Electric Revenue                                         9                   16

General Obligation - Local                              18                   16

General Obligation - State                              11                   16

Water and Sewer Revenue                                  9                    6


     We kept the fund's duration relatively steady throughout the last six months; as of August 31, it was 4.9 years, slightly longer than average. (Duration is a measure of a bond or bond fund's sensitivity to interest rate fluctuations. A fund with a five-year duration would rise about 5% in price in response to a one-percentage-point fall in interest rates, and vice versa.) While this posture was beneficial in a falling interest rate environment, fund performance could have been better if our duration had been longer. However, our overweighting in bonds with three- to five-year maturities contributed greatly to the fund's outperformance. Late in the period, we shifted some assets from this segment to 15-year securities, which offered higher relative yields but underperformed as the yield curve steepened.

     The fund's overall credit quality was unchanged at AA, but we did make some changes to our sector diversification. We reduced exposure to insured bonds in favor of uninsured electric revenue bonds and state-issued general obligations. While we don't see any problems with bond insurers, we prefer to have a more broadly diversified portfolio.


OUTLOOK

     Interest rates have fallen so sharply this year that at times it's been difficult to maintain investor interest-a level typically described as "rate shock." Yet this environment is especially beneficial to municipal bond owners. When Treasury yields decline, municipal yields generally tend to fall more slowly. As a result, municipals are providing better income to investors than after-tax Treasury income, even to those in the lowest tax brackets.


--------------------------------------------------------------------------------
Municipals are providing better income to investors than after-tax Treasury income. . .


     Moving forward, the bond market in general and municipal bonds in particular should fare well against a backdrop of stagnant to possibly negative economic growth. In the aftermath of the tragic terrorist attacks on the U.S., domestic and global growth is expected to slow even more than had been anticipated. While the extent of the domestic slowdown is difficult to predict, the Federal Reserve lowered rates again in September and is likely to continue cutting short-term rates until signs of a recovery emerge.

     While there are reasons to be cautious considering the impressive returns of the past year, even with the historically low level of interest rates and the significant level of monetary and fiscal stimulus injected into the economy, it seems premature to begin forecasting higher rates.

     We think the weaker economy will be the major influence on interest rates over the near term. We recognize, however, that these are uncertain times for the markets, and we will be flexible in our response to conditions as they transpire.


     Respectfully submitted,


     Charles B. Hill

     Chairman of the fund's Investment Advisory Committee

     September 20, 2001

     The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.


Performance Comparison

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.


FLORIDA INTERMEDIATE TAX-FREE FUND
--------------------------------------------------------------------------------

                                                     Lipper
                                    Lehman          Florida
                                  Brothers     Intermediate             Florida
                                 7-Year GO        Municipal        Intermediate
                                 Municipal       Debt Funds            Tax-Free
                                Bond Index          Average                Fund

3/31/93                             10.000           10.000              10.000

8/31/93                             10.482           10.491              10.551

8/31/94                             10.599           10.578              10.735

8/31/95                             11.547           11.353              11.594

8/31/96                             12.020           11.734              12.030

8/31/97                             12.971           12.492              12.824

8/31/98                             13.980           13.319              13.741

8/31/99                             14.184           13.342              13.815

8/31/00                             15.058           13.978              14.544

8/31/01                             16.465           15.112              15.829


Average Annual Compound Total Return
--------------------------------------------------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

     Periods Ended                                          Since   Inception
     8/31/01           1 Year     3 Years     5 Years   Inception        Date

     ---------------------------------------------------------------------------

     Florida
     Intermediate
     Tax-Free Fund      8.84%       4.83%       5.64%       5.61%     3/31/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited

Financial Highlights              For a share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months      Year
                  Ended     Ended
                8/31/01    2/28/01    2/29/00    2/28/99    2/28/98    2/28/97


NET ASSET VALUE

Beginning of
period         $  10.76   $  10.24   $  10.86   $  10.75   $  10.52   $  10.61

Investment activities
  Net investment
  income
(loss)             0.23       0.47       0.46       0.46*      0.46       0.46*
  Net realized
  and unrealized
  gain (loss)      0.18       0.52      (0.60)      0.11       0.23      (0.07)

  Total from
  investment
  activities       0.41       0.99      (0.14)      0.57       0.69       0.39

Distributions
  Net investment
  income          (0.23)     (0.47)     (0.46)     (0.46)     (0.46)     (0.46)
  Net realized
  gain               --         --      (0.02)        --         --      (0.02)

  Total
  distributions   (0.23)     (0.47)     (0.48)     (0.46)     (0.46)     (0.48)

NET ASSET VALUE

End of period  $  10.94   $  10.76   $  10.24   $  10.86   $1 0.75    $  10.52
--------------------------------------------------------------------------------

Ratios/Supplemental Data

Total
return(diamond)    3.89%      9.86%     (1.32)%     5.37%*     6.71%*     3.81%*

Ratio of total
expenses to
average net
assets             0.57%!     0.59%      0.60%      0.60%*     0.60%*     0.60%*

Ratio of net
investment income
(loss) to average
net assets         4.23%!     4.46%      4.35%      4.23%*     4.35%*     4.39%*

Portfolio
turnover rate      19.3%!     19.5%      30.9%      26.9%     25.0%      75.8%

Net assets,
end of period
(in thousands) $ 95,276   $ 92,003   $ 84,116   $102,620   $ 90,941   $ 78,783

(diamond) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

       * Excludes expenses in excess of a 0.60% voluntary expense limitation in effect through 2/28/99.

       !  Annualized

The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund

Unaudited                                                        August 31, 2001
--------------------------------------------------------------------------------

Statement of Net Assets                                Par                Value
--------------------------------------------------------------------------------
                                                            In thousands

FLORIDA  95.8%

Broward County, GO, 5.25%, 1/1/18          $         2,000      $         2,096

Broward County, Wheelabrator South,
  5.00%, 12/1/06                                     2,000                2,108

Broward CountyAirport, 5.25%,
  10/1/10 (MBIA Insured) *                           2,000                2,135

Dade County
  Aviation
    5.40%, 10/1/03 (MBIA Insured) *                  1,140                1,196

    6.20%, 10/1/24 (MBIA Insured) *                     50                   54

Dade County Sales Tax,
  6.00%, 10/1/02 (AMBAC Insured)                       500                  518

Dade County School Dist.,GO,
  6.00%, 7/15/04 (MBIA Insured)                      3,545                3,844

Duval County School Board, GO, COP
  5.75%, 7/1/16 (FSA Insured)                        2,000                2,169

Florida Board of Ed., GO

  Lottery

    5.25%, 1/1/13                                    2,360                2,506

    5.25%, 7/1/06 (FGIC Insured)                     1,550                1,683

    5.375%, 7/1/14 (FGIC Insured)                    2,000                2,172

    5.375%, 7/1/15 (FGIC Insured)                    1,000                1,078

    5.50%, 7/1/12 (FGIC Insured)                     2,500                2,774

    5.50%, 7/1/16 (FGIC Insured)                     1,000                1,083

  Public Ed., 5.125%, 6/1/13                         2,500                2,654

Florida Dept. of Natural Resources

  Dept. of Environmental Preservation

    5.50%, 7/1/07 (AMBAC Insured)                    2,000                2,160

    5.50%, 7/1/09 (FSA Insured)                      3,000                3,332

    6.00%, 7/1/05 (MBIA Insured)                       500                  551

    6.00%, 7/1/06 (MBIA Insured)                     3,350                3,746

    6.00%, 7/1/08 (AMBAC Insured)                    2,645                3,006

Florida DOT, Turnpike Auth.,
  5.25%, 7/1/11 (MBIA Insured)                       1,950                2,108

Florida Housing Fin. Agency

  Multi-Family Housing

    5.80%, 2/1/08                                    1,000                1,085

    5.80%, 8/1/08                                    1,000                1,086

Gainesville Utilities Systems

    6.40%, 10/1/05                                   1,500                1,580

    6.50%, 10/1/12 (Prerefunded 10/1/02!)            1,000                1,062

Hillsborough County

  Environmentally Sensitive Lands Acquisition

    6.20%, 7/1/05 (AMBAC Insured)
    (Prerefunded 7/1/02!)                  $         1,485      $         1,560

Improvement Program, 6.00%,
    8/1/04 (FGIC Insured)                            1,895                2,056

Hillsborough County IDA, PCR, Tampa Electric

    VRDN (Currently 2.55%)                             100                  100

Hillsborough County Port Dist., Tampa Port Auth.
    6.50%, 6/1/04 (FSA Insured) *                    2,000                2,169

Hillsborough County School Dist., GO
    7.00%, 8/15/05 (MBIA Insured)                    3,700                4,217

Indian Trace Community Dev. Dist.

  Water Management

    5.50%, 5/1/06 (MBIA Insured)                     1,215                1,328

    5.50%, 5/1/07 (MBIA Insured)                       550                  597

Jacksonville Electric Auth.,
    5.25%, 10/1/12                                   1,930                2,054

Jacksonville HFA, Charity Obligation Group
    5.00%, 8/15/11 (MBIA Insured)                      750                  791

Kissimmee Water and Sewer Systems

    5.50%, 10/1/11 (FGIC Insured)                    1,500                1,666

Lakeland Electric & Water

    6.55%, 10/1/04 (FSA Insured)                     2,755                3,043

  Energy Systems

    6.55%, 10/1/07 (FSA Insured)                     1,095                1,272

Lee County IDA, Bonita Springs Utilities

    5.80%, 11/1/11 (MBIA Insured) *                  1,325                1,424

Manatee County, Public Utilities

    6.75%, 10/1/05 (MBIA Insured)                    2,000                2,270

Melbourne Water and Sewer, Capital Appreciation

    Zero Coupon, 10/1/16 (FGIC Insured)              1,035                  501

Miami-Dade County

    Zero Coupon, 10/1/18 (MBIA Insured)              1,800                  746

GO, Parks Program, 5.25%, 11/1/16
    (MBIA Insured)                                     660                  699

Orange County, Public Service Tax, 5.60%,
    10/1/07 (FGIC Insured)                             500                  548

Orlando and Orange County, Expressway Auth.
    6.50%, 7/1/10 (FGIC Insured)                     1,000                1,189

Orlando Utilities Water and Electric,
    5.00%, 10/1/14                                   1,500                1,538

Osceola County HFA

  Evangelical Lutheran Good Samaritan Society

    5.50%, 5/1/03 (AMBAC Insured)          $           660      $           689

    5.50%, 5/1/04 (AMBAC Insured)                      700                  745

    5.50%, 5/1/05 (AMBAC Insured)                      735                  793

Palm Beach County

  Criminal Justice Fac.

    5.75%, 6/1/13 (FGIC Insured)                     3,000                3,422

  GO, 6.875%, 12/1/03                                  325                  354

Pasco County, Solid Waste Disposal & Resource Recovery

    5.75%, 4/1/05 (AMBAC Insured) *                  1,130                1,219

Polk County Transportation Improvement

    5.625%, 12/1/15 (FSA Insured)                      500                  551

Reedy Creek Improvement Dist., 5.125%,
    10/1/14 (MBIA Insured)                           1,500                1,585

Saint Lucie County, Florida Power & Light

    VRDN (Currently 2.55%)                           2,200                2,200

Venice, Bon Secours Health Systems

    5.40%, 8/15/08 (MBIA Insured)                    1,290                1,406

West Orange Healthcare Dist.,
    5.50%, 2/1/10                                      750                  795

Total Florida (Cost  $86,213)                                            91,313
                                                                    -----------

PUERTO RICO  6.1%

Puerto Rico Commonwealth, GO, 5.50%,
    7/1/13 (FGIC Insured)                            1,000                1,103

Puerto Rico Electric Power Auth.,
    5.25%, 7/1/14 (MBIA Insured)                     2,000                2,151

Puerto Rico Ind. Tourist, Ed.,
  Medical & Environmental Fac.
    Hosp. de la Concepcion, 6.375%, 11/15/15           750                  862

Puerto Rico Municipal Fin. Agency, GO

    5.875%, 8/1/14 (FSA Insured)                     1,500                1,694

Total Puerto Rico (Cost  $5,427)                                          5,810
                                                                    -----------


                                                                          Value
--------------------------------------------------------------------------------
                                                                   In thousands


Total Investments in Securities

101.9% of Net Assets (Cost $91,640)                             $        97,123

Futures Contracts

                          Contract                  Unrealized
                        Expiration        Value     Gain (Loss)
--------------------------------------------------------------------------------

Short, 15 December
Municipal Bond
Index Futures
$65,000 par of
5.25% Broward
County bonds pledged
as initial margin            12/01   $   (1,601)        $   (6)

Net payments
(receipts) of
variation
margin to date                                               7
                                                   -----------

Variation margin
receivable (payable)
on open futures
contracts                                                                     1

Other Assets
Less Liabilities                                                         (1,848)

NET ASSETS                                                      $        95,276

Net Assets Consist of:

Accumulated net
investment income -
net of distributions                                           $              6

Accumulated net realized
gain/loss - net of distributions                                           (822)

Net unrealized gain (loss)                                                5,477

Paid-in-capital
applicable to 8,709,291
no par value shares
of beneficial interest
outstanding; unlimited
number of shares authorized                                              90,615

NET ASSETS                                                      $        95,276

NET ASSET VALUE PER SHARE                                       $         10.94

          *    Interest subject to alternative minimum tax

          !    Used in determining portfolio maturity

     AMBAC     AMBAC Indemnity Corp.

     COP       Certificates of Participation

     DOT       Department of Transportation

     FGIC      Financial Guaranty Insurance Company

     FSA       Financial Security Assurance Corp.

     GO        General Obligation

     HFA       Health Facility Authority

     IDA       Industrial Development Authority

     MBIA      Municipal Bond Investors Assurance Corp.

     PCR       Pollution Control Revenue

     VRDN      Variable Rate Demand Note


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Operations
--------------------------------------------------------------------------------
In thousands

                                                             6 Months
                                                                Ended
                                                              8/31/01

Investment Income (Loss)

Interest income                                            $    2,219
                                                           ------------

Expenses

  Investment management                                           171

  Custody and accounting                                           47

  Shareholder servicing                                            27

  Legal and audit                                                   7

  Trustees                                                          4

  Prospectus and shareholder reports                                3

  Registration                                                      3

  Miscellaneous                                                     2

  Total expenses                                                  264

  Expenses paid indirectly                                         (1)

  Net expenses                                                    263

  Net investment income (loss)                                  1,956

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                      293

  Futures                                                           7

  Net realized gain (loss)                                        300

Change in net unrealized gain or loss

  Securities                                                    1,293

  Futures                                                          (6)

  Change in net unrealized gain or loss                         1,287

Net realized and unrealized gain (loss)                         1,587

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                     $    3,543
                                                           ------------


The accompanying notes are an integral part of these financial statements.



T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited


Statement of Changes in Net Assets
--------------------------------------------------------------------------------
In thousands

                                                  6 Months                 Year
                                                     Ended                Ended
                                                   8/31/01              2/28/01

Increase (Decrease) in Net Assets

Operations

  Net investment
  income (loss)                            $         1,956      $         3,807

  Net realized
  gain (loss)                                          300                  (35)

  Change in net
  unrealized
  gain or loss                                       1,287                4,330

  Increase (decrease)
  in net assets
  from operations                                    3,543                8,102

Distributions to shareholders

  Net investment income                             (1,955)              (3,807)

Capital share transactions

  Shares sold                                        9,476               26,396

  Distributions reinvested                           1,390                2,557

  Shares redeemed                                   (9,181)             (25,361)

  Increase (decrease)
  in net assets
  from capital
  share transactions                                 1,685                3,592

Net Assets

  Increase (decrease) during period                  3,273                7,887

  Beginning of period                               92,003               84,116

  End of period                            $        95,276      $        92,003

*Share information

  Shares sold                                          881                2,495

  Distributions reinvested                             129                  245

  Shares redeemed                                     (855)              (2,401)

  Increase (decrease) in shares outstanding            155                  339


The accompanying notes are an integral part of these financial statements.


T. Rowe Price Florida Intermediate Tax-Free Fund
--------------------------------------------------------------------------------
Unaudited                                                        August 31, 2001


Notes to Financial Statements
--------------------------------------------------------------------------------


NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price State Tax Free Income Trust (the trust) is registered under the Investment Company Act of 1940. The Florida Intermediate Tax-Free Fund (the fund), a nondiversified, open-end management investment company, is one of the portfolios established by the trust and commenced operations on March 31, 1993. The fund seeks to provide a high level of income exempt from federal income taxes, consistent with moderate price fluctuation, by investing primarily in Florida municipal bonds.

     The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

     Valuation Debt securities are generally traded in the over-the-counter market. Investments in securities are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Trustees.

     Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, the fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the fund recognized market discount at time of disposition as gain or loss. Upon adoption, the fund adjusted the cost of its debt securities, and corresponding unrealized gain/loss thereon, in the amount of $5,000, reflecting the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. For the six months ended August 31, 2001, the effect of this change was to increase net investment income by $1,000 ($0.000 per share) and decrease net unrealized gain/loss on securities by $1,000 ($0.000 per share). This change had no effect on the fund's net assets or total return.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from net investment income and realized gains determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges. Payments ("variation margin") made or received by the fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.


NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     Futures Contracts During the six months ended August 31, 2001, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

     Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $11,560,000 and $8,655,000, respectively, for the six months ended August 31, 2001.


NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its income. As of February 28, 2001, the fund had $1,050,000 of capital loss carryforwards, $871,000 of which expires in 2008 and $179,000 in 2009. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At August 31, 2001, the cost of investments for federal income tax purposes was $91,634,000. Net unrealized gain aggregated $5,489,000 at period-end, all of which $5,489,000 related to appreciated investments.


NOTE 4 - RELATED PARTY TRANSACTIONS

     The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $30,000 was payable at August 31, 2001. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.05% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At August 31, 2001, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $56,000 for the six months ended August 31, 2001, of which $10,000 was payable at period-end.


T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------


Investment Services and Information


     KNOWLEDGEABLE SERVICE REPRESENTATIVES

     By Phone 1-800-225-5132 Available Monday through Friday from 7 a.m. to midnight ET and weekends from 8:30 a.m. to 5 p.m. ET. In Person Available in T. Rowe Price Investor Centers.

     ACCOUNT SERVICES

     Checking Available on most fixed-income funds ($500 minimum).

     Automatic Investing From your bank account or paycheck.

     Automatic Withdrawal Scheduled, automatic redemptions.

     Distribution Options Reinvest all, some, or none of your distributions.

     Automated 24-Hour Services Including Tele*Access(registered trademark) and the T. Rowe Price Web site on the Internet. Address: www.troweprice.com


     BROKERAGE SERVICES*

     Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.


     INVESTMENT INFORMATION

     Combined Statement Overview of all your accounts with T. Rowe Price.

     Shareholder Reports Fund managers' reviews of their strategies and results.

     T. Rowe Price Report Quarterly investment newsletter discussing markets and financial strategies.

     Performance Update Quarterly review of all T. Rowe Price fund results.

     Insights Educational reports on investment strategies and financial markets.

     Investment Guides Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirement Readiness Guide, and Retirement Planning Kit.

* T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------

STOCK FUNDS
-----------

Domestic

Blue Chip Growth

Capital Appreciation

Capital Opportunity

Developing Technologies

Diversified Small-Cap Growth

Dividend Growth

Equity Income

Equity Index 500

Extended Equity Market Index

Financial Services

Growth & Income

Growth Stock

Health Sciences

Media & Telecommunications

Mid-Cap Growth

Mid-Cap Value

New America Growth

New Era New Horizons*

Real Estate

Science & Technology

Small-Cap Stock

Small-Cap Value

Spectrum Growth

Tax-Efficient Growth

Tax-Efficient

Multi-Cap Growth

Total Equity Market Index Value


BLENDED ASSET FUNDS
-------------------

Balanced

Personal Strategy Balanced

Personal Strategy Growth

Personal Strategy Income

Tax-Efficient Balanced


BOND FUNDS
----------

Domestic Taxable

Corporate Income

GNMA

High Yield

New Income

Short-Term Bond

Spectrum Income

Summit GNMA

U.S. Bond Index

U.S. Treasury Intermediate

U.S. Treasury Long-Term


Domestic Tax-Free

California Tax-Free Bond

Florida Intermediate Tax-Free

Georgia Tax-Free Bond

Maryland Short-Term Tax-Free Bond

Maryland Tax-Free Bond

New Jersey Tax-Free Bond

New York Tax-Free Bond

Summit Municipal Income

Summit Municipal Intermediate

Tax-Free High Yield

Tax-Free Income

Tax-Free Intermediate Bond

Tax-Free Short-Intermediate

Virginia Tax-Free Bond


MONEY MARKET FUNDS!
-------------------

Taxable


Prime Reserve

Summit Cash Reserves

U.S. Treasury Money


Tax-Free


California Tax-Free Money

Maryland Tax-Free Money

New York Tax-Free Money


INTERNATIONAL/GLOBAL FUNDS
--------------------------

Stock

Emerging Europe & Mediterranean

Emerging Markets Stock

European Stock

Global Stock

Global Technology

International Discovery*

International Equity Index

International Growth & Income

International Stock

Japan

Latin America

New Asia

Spectrum International


Bond

Emerging Markets Bond

International Bond


T. ROWE PRICE NO-LOAD VARIABLE ANNUITIES
----------------------------------------

Blue Chip Growth Portfolio

Equity Income Portfolio

Equity Index 500 Portfolio

Health Sciences Portfolio

International Stock Portfolio

Limited-Term Bond Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

Prime Reserve Portfolio


Money Funds (cont.)

Summit Municipal

Money Market

Tax-Exempt Money


*    Closed to new investors.

! Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity (Form V6021) and the T. Rowe Price No-Load Immediate Variable Annuity (Form V6027) are issued by Security Benefit Life Insurance Company. In New York, the T. Rowe Price No-Load Variable Annuity is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY [FSB201 (11-96)]. These Variable Annuity contracts have limitations. The T. Rowe Price No-Load Immediate Variable Annuity may not be available in all states.

The T. Rowe Price No-Load Variable Annuity and the T. Rowe Price No-Load Immediate Variable Annuity are distributed by T. Rowe Price Investment Services, Inc., T. Rowe Price Insurance Agency, Inc., and T. Rowe Price Insurance Agency of Texas, Inc. The underlying portfolios are managed by
T. Rowe Price (T. Rowe Price International for the International Stock Portfolio). The Security Benefit Group of companies and the T. Rowe Price companies are not affiliated.



T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------

Advisory Services, Retirement Resources

     T. Rowe Price has developed unique advisory services and retirement resources that can help you meet the most difficult personal financial challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials and self-help planning guides are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.


     ADVISORY SERVICES*
     ---------------------------------------------------------------------------

     T. Rowe Price(registered trademark) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

     Investment CheckupSM offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

     T. Rowe Price Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.


     RETIREMENT INFORMATION
     ---------------------------------------------------------------------------

     Planning and Informational Guides

     Minimum Required Distributions Guide

     Retirement Planning Kit

     Retirement Readiness Guide

     Tax Considerations for Investors



     Insights Reports

     The Challenge of Preparing for Retirement

     Financial Planning After Retirement

     The Roth IRA: A Review


     *These are services of T. Rowe Price Advisory Services, Inc., a federally registered investment adviser. There are fees associated with these services.



T. Rowe Price Insights Reports
--------------------------------------------------------------------------------

The Fundamentals of Investing

     Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660. T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.


     INSIGHTS REPORTS
     ---------------------------------------------------------------------------

     General Information

     The ABCs of Giving

     Back to Basics: The ABCs of Investing

     The Challenge of Preparing for Retirement

     Financial Planning After Retirement

     Getting Started: Investing With Mutual Funds

     The Roth IRA: A Review

     Tax Information for Mutual Fund Investors


     Investment Strategies

     Conservative Stock Investing

     Dollar Cost Averaging

     Equity Index Investing

     Growth Stock Investing

     Investing for Higher Yield

     Managing Risk Through Diversification

     The Power of Compounding

     Value Investing


     Types of Securities

     The Basics of International Stock Investing

     The Basics of Tax-Free Investing

     The Fundamentals of Fixed-Income Investing

     Global Bond Investing

     Investing in Common Stocks

     Investing in Emerging Growth Stocks

     Investing in Financial Services Stocks

     Investing in Health Care Stocks

     Investing in High-Yield Municipal Bonds

     Investing in Industry-Focused Stock Funds

     Investing in Money Market Securities

     Investing in Mortgage-Backed Securities

     Investing in Natural Resource Stocks

     Investing in Science and Technology Stocks

     Investing in Small-Company Stocks

     Understanding Derivatives

     Understanding High-Yield "Junk" Bonds


     Brokerage Insights

     Combining Individual Securities With Mutual Funds

     Getting Started: An Introduction to Individual Securities

     What You Should Know About Bonds

     What You Should Know About Margin and Short-Selling

     What You Should Know About Options

     What You Should Know About Stocks


For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access(registered trademark)  1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access


For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132


To open a brokerage account
or obtain information, call:
1-800-638-5660


For the hearing impaired, call:
1-800-367-0763


Internet address:
www.troweprice.com


Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.


T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland  21202


This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.


Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site at
www.troweprice.com/investorcenters


Baltimore Area
Downtown
105 East Lombard Street

Owings Mills
Three Financial Center
4515 Painters Mill Road


Boston Area
386 Washington Street
Wellesley


Chicago Area
1900 Spring Road, Suite 104
Oak Brook


Colorado Springs
2260 Briargate Parkway


Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills


New Jersey/New York Area
51 JFK Parkway, 1st Floor
Short Hills, New Jersey


San Francisco Area
1990 North California Boulevard, Suite 100
Walnut Creek


Tampa
4200 West Cypress Street
10th Floor


Washington, D.C., Area
Downtown
900 17th Street N.W.
Farragut Square

Tysons Corner
1600 Tysons Boulevard
Suite 150

T. Rowe Price Invest with confidence (registered trademark

T. Rowe Price Investment Services, Inc., Distributor.     F91-051  8/31/01